EXHIBIT 23.1

                       CONSENT OF BEARD MILLER COMPANY LLP
                          CERTIFIED PUBLIC ACCOUNTANTS


                          INDEPENDENT AUDITOR'S CONSENT

     We hereby consent to the incorporation by reference, into the previously filed Registration Statements No. 333-20645 on Form S-3 and No. 333-20603 on Form S-8 of our report, dated January 10, 2003, relating to the consolidated financial statements of Sussex Bancorp, included in its Annual Report (Form 10-KSB) for the year ended December 31, 2002.



                                                     /s/Beard Miller Company LLP
                                                        ------------------------
Allentown, Pennsylvania
March 20 , 2003